Old Mutual Funds II

Supplement Dated APRIL 29, 2010

This Supplement updates certain information contained in the currently effective Class A, Class C, Class Z and Institutional Class Shares Statement of Additional Information of Old Mutual Funds II dated July 29, 2009, as supplemented (the “SAI”).  You should retain your SAI and current supplements for future reference.  You may obtain an additional copy of the SAI and all current supplements, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

BOARD OF TRUSTEES

At a meeting of shareholders of Old Mutual Funds II (the “Trust”) held on April 19, 2010, shareholders elected John R. Bartholdson, Robert M. Hamje, Jarrett B. Kling, L. Kent Moore and Thomas M. Turpin to the Board of Trustees of the Trust (“Board”).  Accordingly, the following replaces in its entirety the “Trustees” section of the SAI on pages 37 - 42:

TRUSTEES

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware.  The Board has approved contracts under which, as described above, certain companies provide essential management services to the Trust.  The Trustees have no official term of office and generally serve until they reach the mandated retirement age of 72.  The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below.  Each may have held other positions with the named companies during that period.  The address for each of the Trustees and executive officers of the Trust is 4643 South Ulster Street, Suite 700, Denver, Colorado 80237.

Trustees*	Principal Occupation(s) During Past Five Years

Independent Trustees
John R. Bartholdson Trustee, Audit Committee Chair and Financial Expert Born 1944
Retired; Formerly Chief Financial Officer, The Triumph Group, Inc. (manufacturing) from 1992 to 2007. Director of ING Clarion Real Estate Income Fund from 2004 to 2009 and ING Clarion Global Real Estate Income Fund since 2004. Trustee of Old Mutual Funds I since 2004. Old Mutual Funds II Trustee since 1995.  Currently oversees 20 funds in the Old Mutual complex.

Robert M. Hamje Trustee Born 1942
Retired; Formerly President and Chief Investment Officer (1991 to 2003), TRW Investment Management Company (investment management) where he was employed from 1984 to 2003.  Trustee of Old Mutual Funds I since 2004. Director of TS&W/Claymore Tax-Advantaged Balanced Fund and Old Mutual/ Claymore Long-Short Fund since 2004.   Currently oversees 20 funds in the Old Mutual complex.

Jarrett B. Kling Trustee Born 1943
Managing Director, ING Clarion Real Estate Securities (investment adviser) since 1998. Trustee of Old Mutual Funds I since 2004.  Trustee, Hirtle Callaghan Trust since 1995; ING Clarion Real Estate Income Fund from 2004 to 2009, ING Clarion Global Real Estate Income Fund since 2004, and ING Clarion since 1998. Currently oversees 20 funds in the Old Mutual complex.

L. Kent Moore Chairman Born 1955
Managing Member, Eagle River Ventures, LLC (investments) since 2003. Chairman, Foothills Energy Ventures, LLC, since 2006.  Partner, WillSource Enterprise, LLC (oil and gas exploration and production), 2005 to 2006.  Managing Director, High Sierra Energy, LP (holding company of natural resource related businesses), 2004 to 2005.  Portfolio Manager and Vice President of Janus Capital Corp. (2000 to 2002). Senior Analyst and Portfolio Manager, Marsico Capital Management (1997 to 1999). Chairman of Board and Trustee of Old Mutual Funds I since 2004. Director of TS&W/Claymore Tax-Advantaged Balanced Fund and Old Mutual/ Claymore Long Short Fund since 2004. Currently oversees 20 funds in the Old Mutual complex.

Interested Trustee**
Thomas M. Turpin Trustee Born 1960
Chief Executive Officer (June 2008 to present) and Chief Operating Officer (2002 to September 2006), Old Mutual Asset Management.  Chief Executive Officer (October 2008 to present), Interim Chief Executive Officer (April 2008 to October 2008) and Chief Operating Officer (October 2006 to April 2008), Old Mutual US Holdings, Inc. Trustee of Old Mutual Funds II since 2007. Currently oversees 13 funds in the Old Mutual complex.

Advisory Trustee***
Walter W. Driver
Chairman- Southeast of Goldman Sachs & Co. since 2006.  Chairman (1999 to 2006) and a partner at King & Spaulding LLP, a law firm, from 1970-2006.  Advisory Trustee to Old Mutual Funds I since 2006; formerly Trustee to OMF I (2004-2006).  Serves as Advisory Trustee to 20 funds in the Old Mutual complex.

*	Each Trustee of the Trust will serve until his or her successor is duly qualified and elected, or until his earlier resignation or retirement.

**	Mr. Turpin is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

***	The Advisory Trustee position is non-voting.

Leigh Wilson, Albert Miller, and Jettie Edwards, former Trustees of the Trust, are Trustees Emeritus through December 31, 2011.  As such, they are available to consult with the Board but do not have the power to vote on any Fund matters.  Messrs. Wilson and Miller and Ms. Edwards receive compensation from the Funds for acting in such emeritus role, and Old Mutual Capital has agreed to reimburse the Funds for these emeritus fees.

BOARD COMMITTEES

The Board has two standing committees, an Audit Committee and a Governance, Nominating and Compliance Committee (“Nominating Committee”).  Currently, the members of the Audit Committee are John R. Bartholdson, Robert M. Hamje, Jarrett B. Kling, and L. Kent Moore.  The members of the Nominating Committee are John R. Bartholdson, Robert M. Hamje, Jarrett B. Kling, and L. Kent Moore.

Audit Committee

The Audit Committee, among other things, oversees the financial reporting process for the Trust, monitoring the Trust’s audit process and results.  As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval by the Board and evaluates the independent audit firm’s performance, costs, and financial stability.  During the Trust’s fiscal year ended March 31, 2009, the Audit Committee held 4 meetings.

Governance, Nominating and Compliance Committee

The Nominating Committee selects and nominates those persons for membership on the Board who are disinterested Trustees, reviews and determines compensation for the disinterested Trustees and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees with legal advice, as needed. The Nominating Committee shall consider nominees recommended in writing by shareholders (other than shareholders who recommend themselves) to serve as Trustees, provided: (i) that such person is a shareholder of one or more series of the Trust at the time he or she submits such names, has been a shareholder for at least one year, and is entitled to vote at the meeting of shareholders at which Trustees will be elected; and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Nominating Committee shall evaluate nominees recommended by shareholders to serve as Trustees in the same manner as they evaluate nominees identified by the Committee.  During the Trust’s fiscal year ended March 31, 2009, the Nominating Committee held 4 meetings.

A shareholder who desires to recommend a nominee shall submit a request in writing by regular mail or delivery service to the following address: Old Mutual Funds II, 4643 South Ulster Drive, Suite 600, Denver, Colorado 80237, Attention: Secretary of Old Mutual Funds II. Such request shall contain (i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person’s ownership of the Trust at the time the recommendation was made.

BENEFICIAL OWNERSHIP OF SECURITIES

The tables below provide the dollar range of shares owned by each Trustee in the Trust and the aggregate dollar range of shares owned by each Trustee in registered investment companies overseen by each
Trustee within the Old Mutual Fund Family as of February 12, 2010.

Name of Trustee and/or Nominee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in Old Mutual Complex
Independent Trustees
John R. Bartholdson	Old Mutual Large Cap Growth Fund - $10,001 to $50,000	$50,001 to $100,000
Old Mutual Strategic Small Company Fund - $1 to $10,000
Old Mutual Analytic Long/Short Fund - $10,001 to $50,000
Old Mutual Focused Fund - $10,001 to $50,000
Robert M. Hamje	None	$50,001 to $100,000
Jarrett B. Kling	None	$10,001 to $50,000
L. Kent Moore	None	Over $100,000

Interested Trustee
Thomas M. Turpin	Old Mutual Barrow Hanley Value Fund– over $100,000	Over $100,000
Old Mutual TS&W Small Cap Fund - $10,001 to $50,000

None of the Trustees owned securities of the Adviser, the Distributor or their affiliates as of December 31, 2009.

TRUSTEE COMPENSATION

Each Independent Trustee receives a yearly retainer.  The Trust currently pays each Independent Trustee and the Advisory Trustee a combined yearly retainer for service on the Trust and Old Mutual Funds I (“OMF I”), another mutual fund trust advised by Old Mutual Capital, Inc., of $75,000 plus travel and out-of-pocket expenses incurred by the Trustees and Advisory Trustee in attending Board meetings.  The Chairman of the Boards of the Trust and OMF I receives a combined premium for both trusts of $37,500 and the Chairman of the Audit Committee receives a combined premium for both trusts of $10,000.  Annual Board fees may be reviewed periodically and changed by the Board.  The Trust has no plan or other arrangement pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

Each Trustee of the Trust received the following compensation during the Funds’ fiscal year ended March 31, 2009:

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses*	Estimated Annual Benefits Upon Retirement*	Total Compensation from Trust and Trust Complex Paid to Trustees**
L. Kent Moore, Trustee	$0	N/A	N/A	$117,000 for services on two Boards
John R. Bartholdson, Trustee	$27,000	N/A	N/A	$124,000 for services on four Boards
Robert M. Hamje, Trustee	$0	N/A	N/A	$112,000 for services on two Boards
Jarrett Kling ,Trustee	$0	N/A	N/A	$87,000 for services on two Boards
Thomas M. Turpin, Trustee***	N/A	N/A	N/A	N/A

*	The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.

**
Compensation expenses are allocated pro rata based on the relative net assets of each Fund included in the Trust Complex.  During the Trust’s fiscal year ended March 31, 2009, each of the Trustees also served as trustees for the Old Mutual Funds III, a separate trust whose funds were liquidated on December 5, 2009.   During the Trust’s fiscal year ended March 31, 2009, Mr. Bartholdson also served as a trustee for Old Mutual Insurance Series Fund, a separate trust that was deregistered with the SEC on March 25, 2009.

***	Mr. Turpin is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, and consequently receives no compensation from the Trust.

PERMITTED INVESTMENTS

The following is added under the section of the SAI entitled “Description of Permitted Investments – Debt Securities” on page 8:

Municipal Securities.  “Municipal Securities” include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.

The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

Municipal Securities also include the following securities:

•
Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

•
Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

•
Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

•	Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

A Fund also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

After purchase by a Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. (Moody's) or Standard and Poor's Ratings Services (S&P), or another nationally recognized statistical rating organization (NRSRO), or the rating of such a security may be reduced below the minimum credit quality rating required for purchase by the Fund.  Neither event would require the Fund to dispose of the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, the Fund will attempt to use comparable credit quality ratings as standards for its investments in Municipal Securities.

A Fund may invest in Municipal Securities that are insured by financial insurance companies. Since a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company.  Since a Fund invests in Municipal Securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.

A Fund may also invest in taxable municipal securities. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Because many Municipal Securities are issued to finance similar projects, especially those related to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market. The market values of the Municipal Securities held by a Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

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Distributed by Old Mutual Investment Partners
R-10-018  04/2010